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                                                                    EXHIBIT 10.4

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made as of the 19th day of June, 1998 by and among LKQ Corporation, a Delaware corporation (the "Company"), and the parties identified as the Stockholders on the signature page of this Agreement (the "Stockholders").

                                    RECITALS

         Each of the Stockholders is a party to a transaction pursuant to which the Stockholder is purchasing shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of the Company. In order to induce the Stockholders to purchase the Common Stock, the Company has agreed to provide to the Stockholders the registration rights set forth in this Agreement.

                                    COVENANTS

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         (a) "Affiliate" shall mean with respect to any specified Person, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified.

         (b) "Business Day" shall mean any day on which The New York Stock Exchange is open for trading.

         (c) "Eligible Registration" shall mean any of the first three occasions the Company proposes to register any shares of the Common Stock in any manner which would permit registration of Eligible Securities for public sale under the Securities Act pursuant to the terms and conditions of Section 3 hereof. If the Company terminates any Eligible Registration prior to its effectiveness or if the Selling Stockholders are unable to sell at least 90% of the Eligible Securities they requested to sell in the Eligible Registration, such registration shall not count as an Eligible Registration.

         (d) "Eligible Securities" shall mean all or any portion of the Common Stock owned by the Stockholders and all other securities issued with respect thereto by reason of dividends, stock splits, combinations or similar transactions. Securities shall cease to be Eligible Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such registration statement, (ii) such securities are permitted to be sold within a three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144, (iii) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public without registration under the Securities Act, (iv) a written opinion of counsel of the

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Company addressed to the Stockholders to the effect that the securities may be sold without registration under the Securities Act has been delivered, or (v) seven years after the IPO.

         (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

         (f) "Flynn Group" shall mean Donald F. Flynn and any Member of the Immediate Family of Donald F. Flynn and any Affiliate of any such Persons. For purposes of calculating the percentage of capital stock owned by each Stockholder under this Agreement, all members of the Flynn Group shall be deemed to be one Stockholder.

         (g) "Member of the Immediate Family" shall mean, with respect to any individual, each spouse, parent, brother, sister, or child of such individual, each spouse of any such person, each child of any of the aforementioned persons, each trust or partnership created solely for the benefit of one or more of the aforementioned persons and each custodian or guardian of any property of one or more of the aforementioned persons in his capacity as such custodian or guardian.

         (h)   "IPO" shall mean the initial public offering of the Common Stock.

         (i) "Material Adverse Event" shall mean an occurrence having a consequence that either (a) is materially adverse to the business, properties or financial condition of the Company and its subsidiaries taken as a whole, or (b) is reasonably foreseeable and has a reasonable likelihood of occurring, and if it were to occur has a reasonable likelihood of materially adversely affecting the business, properties or financial condition of the Company and its subsidiaries taken as a whole.

         (j) "Person" shall mean an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

         (k) "Registration Expenses" shall mean all expenses incident to the performance of or compliance with the registration requirements set forth in this Agreement including, without limitation, the following: (i) the fees, disbursements and expenses of the Company's counsel, accountants and experts in connection with the registration of Eligible Securities to be disposed of under the Securities Act; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters, underwriting agreements and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Eligible Securities to be disposed of; (iv) SEC or blue sky registration fees attributable to Eligible Securities; (v) all expenses in connection with the qualification of Eligible Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys;
(vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Eligible Securities to be disposed

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of; and (vii) fees and expenses incurred in connection with the listing of
Eligible Securities on each securities exchange on which securities of the same class are then listed; PROVIDED, HOWEVER, that Registration Expenses shall not include Selling Expenses.

         (l)   "SEC" shall mean the Securities and Exchange Commission.

         (m) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

         (n) "Selling Expenses" shall mean underwriting discounts or commissions attributable to Eligible Securities, transfer taxes applicable to Eligible Securities, and fees and expenses of counsel to the Stockholders.

         (o) "Selling Stockholder" shall mean any Stockholder requesting the registration of Eligible Securities pursuant to this Agreement.

         2. DEMAND REGISTRATIONS. (a) At any time after either (x) three years after the date of this Agreement if the Company has not completed the IPO, or (y) one year following completion by the Company of the IPO, Stockholders owning at least 35% of the Eligible Securities owned by all Stockholders (the "Initiating Stockholders") may request the Company to register under the Securities Act all or any portion of the Eligible Securities held by such requesting holder or holders, which request shall specify the number of Eligible Securities to be registered and the intended method of disposition thereof. The Company shall give prompt written notice of the proposed registration to all other Stockholders, and upon the written request of each such Stockholder delivered to the Company within ten Business Days after the giving of any such notice by the Company (which request shall specify the number of Eligible Securities intended to be disposed of by the Stockholder) the Company shall use all reasonable efforts to effect the registration under the Securities Act of all Eligible Securities which the Company has been so requested to register by the Stockholders, to the extent required to permit the public sale of the Eligible Securities in such registration, PROVIDED that:

               (i) The Company shall not be required to effect any registration of Eligible Securities under this Section 2(a) unless in the reasonable opinion of the Company the anticipated proceeds to all such requesting Stockholders, net of underwriting discounts and commissions, would likely exceed (x) in the case of the IPO, $25,000,000, and (y) in any other offering, $10,000,000.

               (ii) The Company shall not be required to effect any registration of Eligible Securities under this Section 2(a) during the period commencing with the date 30 days prior to the Company's good faith estimate of the date of filing of a registration statement covering either (x) the IPO or (y) a firm commitment underwritten public offering in which Stockholders have been entitled to join pursuant to this Agreement (subject to notice to the Stockholders of such estimated date on or prior thereto), and ending on the number of days after the effective date of such registration equal to the number of days set forth in the underwriting agreement relating to such offering during which the Company agrees not to sell the Common Stock (other than sales made pursuant to customary exceptions thereto), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

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               (iii)   The Company shall not be required to effect any
         registration of Eligible Securities under this Section 2(a) after the Company has effected two such registrations and such registrations have been declared effective.

               (iv) The Company shall not be required to effect any registration of Eligible Securities under this Section 2(a) if (x) the Initiating Stockholders propose to dispose of Eligible Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 2(b), (y) the Initiating Stockholders do not request that such offering be firmly underwritten, or (z) the Company and the Initiating Stockholders are unable to obtain a commitment of an underwriter to firmly underwrite the offering.

               (v) If the Company shall furnish to all Selling Stockholders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company for any registration to be effected as requested under this Section 2(a), the Company shall have the right, exercisable only once with respect to each such request, to defer filing of a registration statement with respect to such offering until the earlier of (x) 180 days after receipt of the request of the Initiating Stockholders and (y) the date upon which the Board of Directors determines in good faith that a registration effected under this Section 2(a) would no longer be detrimental to the Company.

               (vi) The Company shall be entitled to include in any registration statement filed pursuant to this Section 2(a) shares of Common Stock or other securities to be sold by the Company for its own account, subject to the allocation provisions set forth below.

               (b) After the IPO, the Company shall use all reasonable efforts to qualify for registration on Form S-3 under the Securities Act or any comparable or successor form. After the Company has qualified for the use of Form S-3, in addition to the other registration rights set forth in this Section 2, Stockholders owning at least 15% of the Eligible Securities owned by all Stockholders (the "Initiating Stockholders") shall have the right to request registrations on Form S-3, which request shall specify the number of Eligible Securities to be registered and the intended method of disposition thereof. The Company shall give prompt written notice of the proposed registration to all other Stockholders, and upon the written request of each such Stockholder delivered to the Company within ten Business Days after the giving of any such notice by the Company (which request shall specify the number of Eligible Securities intended to be disposed of by the Stockholder) the Company shall use all reasonable efforts to effect the registration under the Securities Act of all Eligible Securities which the Company has been so requested to register by the Stockholders, to the extent required to permit the public sale of the Eligible Securities in such registration, PROVIDED that:

               (i) The Company shall not be required to effect any registration of Eligible Securities under this Section 2(b) if (x) the Stockholders propose to sell Eligible Securities that at the time registration is requested do not have an aggregate market value of at least $5,000,000, (y) in the preceding 12-month period, the Company has effected one such registration, or (z) the registration is to be effected more than five years after the IPO.

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               (ii)    The Company shall not be required to effect any
         registration of Eligible Securities under this Section 2(b) during the period commencing with the date 30 days prior to the Company's good faith estimate of the date of filing of a registration statement covering a firm commitment underwritten public offering in which Stockholders have been entitled to join pursuant to this Agreement (subject to notice to the Stockholders of such estimated date on or prior thereto), and ending on the number of days after the effective date of such registration equal to the number of days set forth in the underwriting agreement relating to such offering during which the Company agrees not to sell the Common Stock (other than sales made pursuant to customary exceptions thereto), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to be effective.

               (iii) If the Company shall furnish to all Selling Stockholders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company for any registration to be effected as requested under this Section 2(b), the Company shall have the right, exercisable only once with respect to each such request, to defer filing of a registration statement with respect to such offering until the earlier of (x) 180 days after receipt of the request of the Initiating Stockholders and (y) the date upon which the Board of Directors determines in good faith that a registration effected under this Section 2(b) would no longer be detrimental to the Company.

               (iv) The Company shall be entitled to include in any registration statement filed pursuant to this Section 2(b) shares of Common Stock or other securities to be sold by the Company for its own account, subject to the allocation provisions set forth below.

               (c) If the Initiating Stockholders intend to distribute the Eligible Securities covered by their request by means of an underwriting, they shall so advise the Company as part their request pursuant to this Section 2, and the Company shall include such information in the written notice to the other Stockholders. The right of any Selling Stockholder to participate in a registration pursuant to this Section 2 shall be conditioned upon such Stockholder's agreement to participate in such underwriting as provided in
Section 5 and the inclusion of such Stockholder's Eligible Securities in the underwriting, PROVIDED that:

               (i) The Initiating Stockholders shall have the right to select the underwriter or underwriters for an offering pursuant to this Section 2, subject to the approval of the Company (which approval shall not be unreasonably withheld).

               (ii) In the event the managing underwriter advises the Initiating Stockholders in writing that the number of securities requested to be included in a registration pursuant to this Section 2 exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold (the "Maximum Offering Size"), the securities to be included in such registration shall be allocated in the following manner:

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                       (x)    first, all Eligible Securities requested to be
               registered by the Selling Stockholders (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Selling Stockholders on the basis of the relative number of Eligible Securities so requested to be included in such registration); and

                       (y) second, any shares of Common Stock or other securities proposed to be registered by the Company.

         3. PIGGYBACK REGISTRATIONS. (a) If the Company proposes to register any shares of Common Stock for public sale under the Securities Act in an Eligible Registration, the Company shall give prompt written notice to each of the Stockholders of its intention to do so, and upon the written request of each Stockholder delivered to the Company within ten Business Days after the giving of any such notice by the Company (which request shall specify the number of Eligible Securities intended to be disposed of by the Stockholder) the Company shall use all reasonable efforts to effect, in connection with the registration of its Common Stock in such Eligible Registration, the registration under the Securities Act of all Eligible Securities which the Company has been so requested to register by the Stockholders, to the extent required to permit the public sale of the Eligible Securities in such registration, PROVIDED that:

               (i) If, at any time after giving such written notice of its intention to register the Common Stock and prior to the effective date of the registration statement filed in connection therewith, the Company shall determine for any reason not to register the Common Stock, the Company may, at its election, give written notice of such determination to the Stockholders and thereupon the Company shall be relieved of its obligation to register such Eligible Securities in connection with the registration of such Common Stock (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 7).

               (ii) The Company shall not be required to effect any registration of Eligible Securities under this Section 3 incidental to
         (x) the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans, or stock options or other employee benefit plans,
         (y) the IPO or (z) the filing of a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the SEC.

               (iii) In no event shall the Company be required to include Eligible Securities in any registration under this Section 3 unless the Eligible Securities requested to be included in such registration have an aggregate market value of at least $1,000,000 at the time such inclusion is requested.

               (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Stockholders as part of the written notice given pursuant to this
Section 3. The right of any Selling Stockholder to participate in a registration pursuant to this Section 3 shall be conditioned upon such Stockholder's agreement to participate in such underwriting as provided in Section 5 and the inclusion of such Stockholder's Eligible Securities in the underwriting, PROVIDED that:

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               (i)     The Selling Stockholders shall have no right to
         participate in the selection of the underwriter or underwriters for an offering pursuant to this Section 3.

               (ii) In the event the managing underwriter advises the Company in writing that the number of securities requested to be included in a registration pursuant to this Section 3 exceeds the Maximum Offering Size, the securities to be included in such registration shall be allocated in the following manner:

                       (x) first, so much of the Common Stock or other securities of the Company, as the case may be, proposed to be registered by the Company as would not cause the offering to exceed the Maximum Offering Size; and

                       (y) second, all Eligible Securities requested to be included in such registration by any Stockholder (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Stockholders on the basis of the relative number of Eligible Securities so requested to be included in such registration).

         4. REGISTRATION PROCEDURES. (a) If and whenever the Company is required to use reasonable efforts to effect the registration of any Eligible Securities under the Securities Act pursuant to this Agreement, the Company shall as promptly as is practicable register the Eligible Securities under the Securities Act and use reasonable efforts to cause the registration statement to become effective.

               (b) The Company shall prepare and file with the SEC such amendments and supplements to any registration statement registering Eligible Securities and the prospectus used in connection therewith as may be necessary to keep such registration statement effective, and comply with the provisions of the Securities Act with respect to the disposition of all Eligible Securities, until the earlier of (i) such time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by the Stockholders as set forth in the registration statement, or (ii) the expiration of 90 days after such registration statement has become effective (or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Eligible Securities by an underwriter or dealer); PROVIDED, HOWEVER, that in the event that the Company shall notify the Selling Stockholders of the happening of any event which would cause the prospectus included as part of such registration statement, as then in effect, to include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Selling Stockholder shall thereafter not sell Eligible Securities under such registration statement until the Company has filed, and delivered to the Selling Stockholder, an amendment or supplement to the prospectus to cause the prospectus not to include an untrue statement of a material fact or omit to state any material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company shall be obligated to promptly amend or supplement the prospectus so that the prospectus does not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company may prohibit sales of Eligible Securities by the Selling Stockholders under

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such registration statement if in the opinion of the Board of Directors of the
Company securities laws applicable to such sales would require the Company to disclose material nonpublic information and the disclosure of such information would adversely affect the Company. In the event of such deferral, the Company will notify the Selling Stockholders promptly upon disclosure of such material nonpublic information in a filing with the SEC, disclosure to the public (other than through the actions of a Stockholder) or that such information has ceased to be material to the Company. Upon such notice by the Company, the Selling Stockholders shall again be entitled to sell Eligible Securities as provided herein and the 90-day period set forth in subsection (ii) above shall be increased by the number of days of such deferral.

               (c) The Company will use its reasonable efforts to register or qualify such Eligible Securities under the blue sky laws of such jurisdictions as any Selling Stockholder reasonably requests and to do any and all acts which may be reasonably necessary to enable such Selling Stockholder to consummate the disposition in such jurisdictions of the Eligible Securities owned by such Selling Stockholder (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction).

               (d) The Company may require the Selling Stockholders to furnish to the Company such information regarding the Selling Stockholders and the distribution of the Eligible Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration.

               (e) The Company shall provide to each Selling Stockholder an opportunity to review the registration statement prior to the filing of the registration statement with the SEC.

               (f) The Company shall provide to each Selling Stockholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such Selling Stockholder may reasonably request in order to facilitate the disposition of the Eligible Securities registered pursuant to such registration statement.

               (g) The Company will provide a transfer agent and registrar for all Eligible Securities not later than the effective date of the registration statement.

         5. UNDERWRITING ARRANGEMENTS. (a) No Person may participate in any underwritten public offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons hereunder entitled to approve the underwriter or underwriters, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement.

               (b) If any Selling Stockholder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company and to the managing underwriter, delivered at least 14 days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the registration statement.

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         6.    HOLDBACK AGREEMENTS. (a) Each Stockholder agrees not to effect any public sale or distribution of equity securities of the Company, including any public sale pursuant to Rule 144 under the Securities Act, or any securities convertible into or exchangeable or exercisable for such securities, or to engage in any derivative securities transaction involving equity securities of the Company, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten registration in which Eligible Securities are included (except as part of such underwritten registration), unless the managing underwriter otherwise agrees.

               (b) The Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten registration in which Eligible Securities are included (except as part of such underwritten registration or pursuant to registrations in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans, conversions of convertible securities, or stock options or other employee benefit plans), unless the managing underwriter otherwise agrees.

         7. EXPENSES. All Registration Expenses incurred in connection with two registrations pursuant to Section 2 and all registrations pursuant to
Section 3 shall be borne by the Company. Notwithstanding the above, the Company shall not be required to pay for the expenses of any registration proceeding begun pursuant to Section 2 if the registration request is subsequently withdrawn at the request of the holders of a majority of the Eligible Securities to be registered (which holders shall bear such expenses), unless the holders of a majority of the Eligible Securities agree to forfeit their right to one demand registration pursuant to Section 2(a); provided further, however, that if such withdrawal by the holders is based upon a Material Adverse Event either (i) not known to the holders at the time of their request, or (ii) not made known to the holders within 15 days after their request, then the holders shall not be required to pay any Registration Expenses and shall retain their rights pursuant to Section 2. All Selling Expenses in connection with any registration statement filed pursuant to this Agreement shall be borne by the Selling Stockholders in proportion to the number of securities sold by each.

         8. INDEMNIFICATION. (a) In the event of any registration of any Eligible Securities hereunder, the Company will enter into the customary indemnification arrangements to indemnify and hold harmless each Stockholder who exercises its registration rights hereunder and, to the extent applicable, its directors and officers, its partners, its trustees and each Person who controls any of such Persons, each Person who participates as an underwriter in the offering or sale of any Eligible Securities, and each Person, if any, who controls such underwriter within the meaning of the Securities Act against any losses, claims, damages, liabilities and expenses, joint or several, to which such Person may be subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof ) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any final prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will promptly reimburse each such Person for any legal or any other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED that the Company shall not be liable in any such case to the extent that any such

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loss, claim, damage, liability or expense (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company or such underwriter by the Selling Stockholders expressly for use in the registration statement; PROVIDED, FURTHER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof) arises out of or is based upon the fact that the Selling Stockholder, or any underwriter, broker, dealer or market maker participating in the offering or sale of Eligible Securities on such Selling Stockholder's behalf, sold Eligible Securities to a Person to whom there was not sent or given a copy of the current prospectus for such offering or sale in compliance with the applicable securities laws (if the Company had previously furnished copies thereof to such Selling Stockholder). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Selling Stockholders or any such Person and shall survive the transfer of such securities by the Selling Stockholders and the expiration of this Agreement.

               (b) The Selling Stockholders, by virtue of exercising their registration rights hereunder, agree and undertake to enter into customary indemnification arrangements to severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in subsection
(a) of this Section 8) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, and each Person who participates as an underwriter in the offering or sale of such securities, and each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any final prospectus included therein, or any amendment or supplement thereto, but only to the extent that the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon a statement or omission that was made in reliance upon and in conformity with written information furnished by such Selling Stockholders to the Company expressly for use in the registration statement or to the extent such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out or are based upon the fact that the Selling Stockholder, or any underwriter, broker, dealer or market maker participating in the offering or sale of Eligible Securities on such Selling Stockholder's behalf, sold Eligible Securities to a Person to whom there was not sent or given a copy of the current prospectus for such offering or sale in compliance with the applicable securities laws (if the Company had previously furnished copies thereof to such Selling Stockholder). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or any such underwriter or controlling Persons and shall survive the transfer of the registered securities by the Selling Stockholders and the expiration of this Agreement.

               (c) Indemnification similar to that specified in the preceding subsections of this Section 8 (with appropriate modifications) shall be given by the Company and the Selling Stockholders with respect to any required registration or other qualification of such Eligible Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

         9. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Stockholders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Stockholder to sell securities of the Company to the public without registration, the Company agrees to:

               (i) make and keep public information available, as those terms are defined in Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (iii) furnish to any Stockholder, so long as such Stockholder owns any Eligible Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC, and
         (iii) such other information as may be reasonably requested in availing any Stockholder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

         10. OTHER REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company granting to such holder any registration rights, except that additional holders may be added as parties to this Agreement with regard to any or all securities of the Company held by them:
(a) with the consent of the holders of at least 50% of the aggregate of the Eligible Securities then outstanding (which must include the consent of each Stockholder which beneficially owns capital stock of the Company having at least 15% of the voting power of the Company), or (b) such holders acquire their securities as consideration for an acquisition by the Company of such holders' business in a transaction approved by the Board of Directors of the Company. Any such additional parties shall execute a counterpart of this Agreement. Upon execution of the counterpart by the additional party and by the Company, the additional party shall be considered a Stockholder for all purposes of this Agreement.

         11. TRANSFER OF RIGHTS. The rights under this Agreement may be assigned by any Stockholder to a transferee or assignee of any Eligible Securities not sold to the public acquiring at least 100,000 shares of Common Stock (subject to adjustment for any stock dividend, stock split or similar transaction); provided, however, that (i) the Company must receive written notice prior to the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being assigned, and must receive the written agreement of such transferee or assignee to comply with this Agreement, and (ii) the transferee or assignee of such rights must not be a person deemed by the Board of Directors of the Company, in its best judgment, to be a competitor or potential competitor of the Company. Notwithstanding the limitation set forth in the foregoing sentence respecting the minimum number of shares that must be transferred, a Stockholder may transfer its rights to such Stockholder's Affiliates without restriction as to the number or percentage of shares acquired by any such Affiliate.

         12. MISCELLANEOUS. (a) The captions or headings in this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope or intent of this Agreement.

               (b) If any clause, provision or section of this Agreement shall be invalid or unenforceable, the invalidity or unenforceability of such clause, provision or section shall not affect the enforceability or validity of any of the remaining clauses, provisions or sections hereof to the extent permitted by applicable law.

               (c) This Agreement shall be construed and enforced in accordance with the internal laws of the State of Illinois, without reference to its rules as to conflicts or choice of laws.

               (d) This Agreement may not be changed, modified, discharged or amended, except by an instrument signed by the Company and the holders of at least 50% of the aggregate of the Eligible Securities then outstanding (which must include the consent of each Stockholder which beneficially owns capital stock of the Company having at least 15% of the voting power of the Company).

               (e) This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

               (f) This Agreement constitutes the entire agreement and understanding among the parties and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter herein.

               (g) All notices, requests, demands, consents and other communications required or permitted to be given pursuant to this Agreement shall be in writing and delivered by hand, by overnight courier delivery service or by certified mail, return receipt requested, postage prepaid. Notices shall be deemed given when actually received, which shall be deemed to be not later than the next Business Day if sent by overnight courier or after five Business Days if sent by mail. Notice to Stockholders shall be made to the address listed on the stock transfer records of the Company. Any notice to a party to this Agreement may include a provision stating that failure to respond to the notice within ten business days of receipt thereof (or such longer period of time as otherwise provided in this Agreement with respect to a specified notice) shall be deemed to be the consent of such party to the matter set forth in such notice, and all other parties to this Agreement shall be entitled to rely and act on such consent.

               (h) Subject to Section 11, all covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the day and year first above written.

                         *           *          *

STOCKHOLDERS:

                                    LKQ CORPORATION


/s/Dean L. Buntrock                 By: /s/Thomas B. Raterman
------------------------------          ----------------------------------------
Dean L. Buntrock                    Name:  Thomas B. Raterman
                                    Title: Senior V.P. & Chief Financial Officer


/s/John J. Cull
--------------------
John J. Cull


W.F. DOOLEY TRUST U/A DATED MAY 1, 1973
F/B/O W.F. DOOLEY


By: /s/ William Dooley, Trustee
   ----------------------------
Name:    William Dooley
Title:   Trustee


/s/ Edwin Falkman
------------------------------
Edwin Falkman


BRIAN J. FLYNN JUNE, 1992
     NON-EXEMPT TRUST


By: /s/ Brian J. Flynn
    --------------------------
Name:  Brian J. Flynn
Title: Trustee


DONALD F. FLYNN 1993 TRUST


By: /s/ Donald F. Flynn
    --------------------------
Name:  Donald F. Flynn
Title: Trustee

FLYNN 1998 GRANDCHILDREN'S TRUST


By: /s/ Kevin F. Flynn
    --------------------------
Name:  Kevin F. Flynn
Title: Co-Trustee


By: /s/ Brian J. Flynn
    --------------------------
Name:  Brian J. Flynn
Title: Co-Trustee


FLYNN 1995 REVOCABLE TRUST


By: /s/ Robert W. Flynn
    --------------------------
Name:  Robert W. Flynn
Title:


KEVIN F. FLYNN JUNE, 1992
     NON-EXEMPT TRUST


By: /s/ Kevin F. Flynn
    --------------------------
Name:  Kevin F. Flynn
Title: Trustee


MICHAEL R. FLYNN 1994 EXEMPT TRUST


By: /s/ Michael R. Flynn
    --------------------------
Name:  Michael R. Flynn
Title: Co-Trustee


PATRICK F. FLYNN 1994 EXEMPT TRUST


By: /s/ Patrick F. Flynn
    --------------------------
Name:  Patrick F. Flynn
Title: Trustee


/s/ Jeffrey Klein
------------------------------
Jeffrey Klein

/s/ John T. McCarthy
------------------------------
John T. McCarthy


PMM LKQ INVESTMENT LIMITED PARTNERSHIP


By: /s/ Paul M. Meister
    --------------------------
Name:  Paul M. Meister
Title: Vice President & Treasurer


/s/ Mark Pytosh
------------------------------
Mark Pytosh


QRP INVESTMENT COMPANY, LLC


By: Donald F. Flynn
    --------------------------
Name:  Donald F. Flynn
Title: As sole stockholder of Flynn Enterprises, Inc.,
       sole manager of Subscriber


REPUBLIC INDUSTRIES, INC.


By: /s/ Thomas W. Hawkins
    --------------------------
Name:  Thomas W. Hawkins
Title: Senior Vice President of Corporate Development


/s/ Gerald E. Seegers
------------------------------
Gerald E. Seegers


/s/ Rodger Welker
------------------------------
Rodger Welker

                                    ADDENDUM
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

     Reference is made to the Registration Rights Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. The entities set forth below under STOCKHOLDERS (hereinafter, the "Stockholders") are parties to a transaction pursuant to which the Stockholders will become owners of shares of common stock of the Company. The addition of the Stockholders as parties to the Registration Rights Agreement is a condition to the obligations of the Stockholders and the Company to consummate such transaction. Each of the Stockholders acknowledges that it has read the Registration Rights Agreement in its entirety. By its signature below, each of the Stockholders agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Registration Rights Agreement, as if the Stockholder was a "Stockholder" (as defined in the Registration Rights Agreement) from the date it was originally made.

     This Addendum is dated as of the 15th day of July, 1998.


LKQ CORPORATION                      STOCKHOLDERS:


By: /s/ Thomas B. Raterman           /s/ H. Bradley Willen, Trustee
    ------------------------------   -------------------------------------------
Name:  Thomas B. Raterman            H. Bradley Willen, Trustee of the Stuart
Title: Senior Vice President and     Willen Irrevocable Trust f/b/o Jacob
       Chief Financial Officer       Leonard Willen dated December 31, 1996


                                     /s/ H. Bradley Willen, Trustee
                                     -------------------------------------------
                                     H. Bradley Willen, Trustee of the Stuart
                                     Willen Irrevocable Trust f/b/o Thomas V.
                                     Willen dated December 31, 1996


                                     /s/ H. Bradley Willen, Trustee
                                     -------------------------------------------
                                     H. Bradley Willen, Trustee of the Stuart
                                     Willen Irrevocable Trust f/b/o Claudia Rae
                                     Willen dated December 31, 1996


                                     /s/ Todd David Willen, Trustee
                                     -------------------------------------------
                                     Todd David Willen, Trustee of the Stuart
                                     Willen Irrevocable Trust f/b/o Allison Lynn
                                     Willen dated December 31, 1996

                                   /s/ Todd D. Willen, Trustee
                                   ---------------------------------------------
                                   Todd D. Willen, Trustee of the Stuart
                                   Willen Irrevocable Trust f/b/o Emily Victoria Willen dated December 31, 1996


                                   /s/ Stuart P. Willen, Trustee
                                   ---------------------------------------------
                                   Stuart P. Willen, Trustee of the Stuart P.
                                   Willen Grantor Trust dated July 1, 1998


                                   /s/ H. Bradley Willen, Trustee
                                   ---------------------------------------------
                                   H. Bradley Willen, Trustee of the H. Bradley
                                   Willen Grantor Trust dated July 1, 1998


                                   /s/ Todd D. Willen, Trustee
                                   ---------------------------------------------
                                   Todd D. Willen, Trustee of the Todd D.
                                   Willen Grantor Trust dated July 1, 1998

                                    ADDENDUM
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

     Reference is made to the Registration Rights Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Leonard A. Damron III (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Registration Rights Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Registration Rights Agreement in its entirety. By his signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Registration Rights Agreement, as if the Stockholder was a "Stockholder" (as defined in the Registration Rights Agreement) from the date it was originally made.


     This Addendum is dated as of the 29th day of July, 1998.


LKQ CORPORATION                                   STOCKHOLDERS:


By: /s/ Thomas B. Raterman                        /s/ Leonard A. Damron III
    -------------------------------               ------------------------------
Name:  Thomas B. Raterman                         Leonard A. Damron III
Title: Senior Vice President and
       Chief Financial Officer

                                    ADDENDUM
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

     Reference is made to the Registration Rights Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Gary L. Ackerman (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Registration Rights Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Registration Rights Agreement in its entirety. By his signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Registration Rights Agreement, as if the Stockholder was a "Stockholder" (as defined in the Registration Rights Agreement) from the date it was originally made.


     This Addendum is dated as of the 7th day of August, 1998.


LKQ CORPORATION                                   STOCKHOLDERS:


By: /s/ Thomas B. Raterman                        /s/ Gary L. Ackerman
    -------------------------------               ------------------------------
Name:  Thomas B. Raterman                         Gary L. Ackerman
Title: Senior Vice President and
       Chief Financial Officer

                                    ADDENDUM
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

     Reference is made to the Registration Rights Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Robert H. Ackerman (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Registration Rights Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Registration Rights Agreement in its entirety. By his signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Registration Rights Agreement, as if the Stockholder was a "Stockholder" (as defined in the Registration Rights Agreement) from the date it was originally made.


     This Addendum is dated as of the 7th day of August, 1998.


LKQ CORPORATION                                   STOCKHOLDERS:


By: /s/ Thomas B. Raterman                        /s/ Robert H. Ackerman
    -------------------------------               ------------------------------
Name:  Thomas B. Raterman                         Robert H. Ackerman
Title: Senior Vice President and
       Chief Financial Officer

                                    ADDENDUM
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

     Reference is made to the Registration Rights Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Hunts Point Auto Wreckers, Inc. ("Hunts Point") and Joseph Simone, the sole shareholder of Hunts Point ("Simone" and together with Hunts Point, the "Shareholders") are parties to a transaction pursuant to which they will become owners of shares of common stock of the Company. The addition of the Shareholders as parties to the Registration Rights Agreement is a condition to the obligations of Hunts Point and the Company to consummate such transaction. The Shareholders acknowledge that they have read the Registration Rights Agreement in its entirety. By their signatures below, the Shareholders agree, effective as of January 3, 2000, to be bound by all of the terms and conditions of, and the Company agrees, effective as of January 3, 2000, that the Shareholders shall be entitled to all of the rights and benefits of, the Registration Rights Agreement, as if the Shareholders were "Stockholders" (as defined in the Registration Rights Agreement) from the date it was originally made.


     This Addendum is dated as of the 31st day of August, 1999.


LKQ CORPORATION


By: /s/ Jerome Girsch
    -------------------------------
Name:
Title:


HUNTS POINT AUTO WRECKERS, INC.


By: /s/ Joseph Simone
    -------------------------------
Name:
Title:


/s/ Joseph Simone
-----------------------------------
Joseph Simone